                                                Exhibit 99.1
First Financial Bancorp Announces Record Fourth Quarter,
Full Year 2025 Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.64; $0.80 on an adjusted(1) basis is a Company record
•Return on average assets of 1.22%; 1.52% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 3.98%
•Record revenue of $251.3 million on an adjusted(1) basis
•Record noninterest income of $77.3 million on an adjusted(1) basis
•ROTCE of 16.3%; 20.3% on adjusted(1) basis
•Westfield acquisition closed November 1, 2025
•Obtained regulatory approval for BankFinancial acquisition; closed January 1, 2026
•$300 million of 6.375% subordinated debt issued
•Board of Directors approved quarterly dividend of $0.25

Cincinnati, Ohio - January 28, 2026. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and twelve months ended December 31 , 2025.

For the three months ended December 31, 2025, the Company reported net income of $62.4 million, or $0.64 per diluted common share. These results compare to net income of $71.9 million, or $0.75 per diluted common share, for the third quarter of 2025. For the twelve months ended December 31, 2025, First Financial had earnings per diluted share of $2.66 compared to $2.40 for the same period in 2024.

Return on average assets for the fourth quarter of 2025 was 1.22% while return on average tangible common equity was 16.27%(1). These compare to return on average assets of 1.54% and return on average tangible common equity of 19.11%(1) in the third quarter of 2025.

Fourth quarter 2025 highlights include:

•Robust net interest margin of 3.96%, or 3.98% on a fully tax-equivalent basis(1)
◦4 bp decrease from third quarter
◦Decline from linked quarter driven by a 19 bp decrease in asset yields, which was partially offset by lower funding costs

•Noninterest income of $64.8 million; $77.3 million on an adjusted(1) basis
◦Adjustments include a $12.6 million loss on securities
◦Record foreign exchange income increased 36.2% to $22.7 million
◦Strong leasing business income of $19.5 million
◦Record wealth management income increased 26.4%, to $9.3 million
•Noninterest expenses of $149.5 million, or $141.9 million as adjusted(1); 6.4% increase from linked quarter
◦Fourth quarter adjustments(1) include $5.7 million of acquisition related expenses, $0.8 million of tax credit investment writedowns and $1.2 million of efficiency and other noninterest expenses
◦Increase driven by the Westfield acquisition
◦Efficiency ratio of 62.6%; 56.5% as adjusted(1)

•Loan balances increased 4% on an annualized basis during the quarter, excluding Westfield
◦End of period loan balances increased $1.7 billion; includes $1.6 billion acquired in Westfield acquisition
◦$131 million of organic loan growth driven by C&I and leasing portfolios

___________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Strong average deposit growth during the quarter
◦Total average deposit balances increased $1.4 billion; includes $1.2 billion impact from the Westfield acquisition
◦Organic growth of $264 million included increases in the majority of product types; 7% on an annualized basis

•Total Allowance for Credit Losses of $206.7 million; Total quarterly provision expense of $10.1 million
◦Loans and leases - ACL of $186.5 million; $23.7 million initial ACL related to Westfield
◦ACL to total loans of 1.39%
◦Unfunded Commitments - ACL of $20.2 million; $2.2 million related to Westfield
◦Annualized net charge-offs were 27 bps of total loans
◦Nonperforming assets increased slightly to 0.48% of total assets; Classified assets decreased to 1.11% of total assets

•Strong capital ratios
◦Total capital ratio increased 14 bps to 15.46%
◦Tier 1 common equity decreased 159 bps to 11.32%
◦Tangible common equity of 7.79%(1); 8.74%(1) excluding impact from AOCI
◦Tangible book value per share of $15.74(1); 2.8% decrease from linked quarter

Additionally, the Board of Directors approved a quarterly dividend of $0.25 per common share for the next regularly scheduled dividend, payable on March 16, 2026 to shareholders of record as of March 2, 2026.

Archie Brown, President and CEO, commented on the quarter, “I am very pleased with our record earnings performance for the fourth quarter. Adjusted(1) earnings per share were $0.80, leading to an adjusted(1) return on assets of 1.52%, an adjusted(1) return on tangible common equity ratio of 20.3%. The net interest margin, which declined slightly from the third quarter, has proven resilient as the reduction in funding costs negated most of the impact of short term rate reductions. Balance sheet trends were solid for the quarter with loan growth of 4% on an annualized basis and total average deposits increasing by approximately 7% on an annualized basis, excluding the impact from the Westfield acquisition.

Mr. Brown continued, “I am especially pleased with our robust noninterest income. Total adjusted(1) fee income was $77.3 million and increased 5% compared to the linked quarter. Wealth Management and foreign exchange income both increased by double-digit percentages, while leasing and mortgage income also remained strong. While adjusted(1) noninterest expenses increased by 6% from the linked quarter, most of the increase was driven by the Westfield acquisition.”

Mr. Brown commented on asset quality, “Asset quality was relatively stable for the quarter and provision expense was in line with our expectations at $10.1 million. Nonperforming assets (NPAs) increased slightly to 0.48% of assets and classified assets declined slightly to 1.11% of assets. Three loans drove the increase in NPAs, and net charge-offs were 27 bps, which was within our range of expectations.”

Mr. Brown highlighted full year results. “2025 was another great year for First Financial. On an adjusted(1) basis, our net income was $281.1 million, or $2.92 per share. Adjusted(1) return on assets was 1.49% and adjusted(1) return on tangible common equity was 19.3%. We were pleased with the performance of the net interest margin for the year. While the margin did decline year over year from 4.05% to 3.98%, we were able to offset most of the impact of short term rate decreases through the diligent management of deposit costs. Adjusted (1) noninterest income increased by 16% to a record $279.8 million, led by growth in wealth management, foreign exchange, leasing and mortgage income. The result was record revenue for the Company of $921.8 million, an 8% increase over 2024.”

Mr. Brown discussed asset quality and capital, “Similar to the fourth quarter, asset quality was relatively stable for the year. Provision expense declined 21% from 2024, net charge-offs as a percentage of average loans declined 5 basis points to 0.25% and our ACL coverage increased by 6 basis points to 1.39%. Capital levels remained strong during 2025. While the acquisition of Westfield negatively impacted our capital, our strong earnings drove an increase to tangible book value per share of 11%, from $14.15 to $15.74."

Mr. Brown concluded, ”We were very pleased with our overall performance in 2025. In addition to outstanding financial results, we successfully launched our Western Michigan banking office in Grand Rapids, and acquired two banking companies which strengthens our core funding and provides us with a platform for growth in two of the largest metropolitan markets in the Midwest. We received our second consecutive Outstanding CRA rating, demonstrating our commitment to creating opportunities for lower income communities in our footprint, and we were one of only 70 companies worldwide to be recognized by Gallup as an Exceptional Workplace. Finally, I want to recognize and thank our associates for their hard work and commitment. Due to their efforts, First Financial consistently delivers industry leading performance.”

Full detail of the Company’s fourth quarter and full year 2025 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Thursday, January 29, 2026 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (609) 800-9099 (U.S. toll), access code 5048068. The recording will be available until February 12, 2026. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth;

•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2025, the Company had $21.1 billion in assets, $13.4 billion in loans, $16.4 billion in deposits and $2.8 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.9 billion in assets under management as of December 31, 2025. The Company operated 134 full service banking centers as of December 31, 2025, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
December 31, 2025
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	2025	2024
RESULTS OF OPERATIONS
Net income	$62,393	$71,923	$69,996	$51,293	$64,885	$255,605	$228,830
Net earnings per share - basic	$0.65	$0.76	$0.74	$0.54	$0.69	$2.68	$2.42
Net earnings per share - diluted	$0.64	$0.75	$0.73	$0.54	$0.68	$2.66	$2.40
Dividends declared per share	$0.25	$0.25	$0.24	$0.24	$0.24	$0.98	$0.94

KEY FINANCIAL RATIOS
Return on average assets	1.22%	1.54%	1.52%	1.13%	1.41%	1.35%	1.29%
Return on average shareholders' equity	9.18%	11.08%	11.16%	8.46%	10.57%	9.98%	9.78%
Return on average tangible shareholders' equity (1)	16.27%	19.11%	19.61%	15.16%	19.08%	17.57%	18.31%

Net interest margin	3.96%	3.99%	4.01%	3.84%	3.91%	3.95%	4.02%
Net interest margin (fully tax equivalent) (1)(2)	3.98%	4.02%	4.05%	3.88%	3.94%	3.98%	4.05%

Ending shareholders' equity as a percent of ending assets	13.11%	14.18%	13.73%	13.55%	13.13%	13.11%	13.13%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.79%	8.87%	8.40%	8.16%	7.73%	7.79%	7.73%
Risk-weighted assets (1)	9.76%	10.94%	10.44%	10.10%	9.61%	9.76%	9.61%

Average shareholders' equity as a percent of average assets	13.31%	13.87%	13.66%	13.38%	13.36%	13.55%	13.15%
Average tangible shareholders' equity as a percent of average tangible assets (1)	7.97%	8.54%	8.26%	7.94%	7.87%	8.17%	7.48%

Book value per share	$28.11	$27.48	$26.71	$26.13	$25.53	$28.11	$25.53
Tangible book value per share (1)	$15.74	$16.19	$15.40	$14.80	$14.15	$15.74	$14.15

Common equity tier 1 ratio (3)	11.32%	12.91%	12.57%	12.29%	12.16%	11.32%	12.16%
Tier 1 ratio (3)	11.60%	13.23%	12.89%	12.61%	12.48%	11.60%	12.48%
Total capital ratio (3)	15.46%	15.32%	14.98%	14.90%	14.64%	15.46%	14.64%
Leverage ratio (3)	9.53%	10.50%	10.28%	10.01%	9.98%	9.53%	9.98%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$12,812,267	$11,806,065	$11,792,840	$11,724,727	$11,687,886	$12,036,330	$11,433,226
Investment securities	3,988,846	3,552,014	3,478,921	3,411,593	3,372,539	3,609,272	3,229,577
Interest-bearing deposits with other banks	647,347	610,074	542,815	615,812	654,251	604,115	572,763
Total earning assets	$17,448,460	$15,968,153	$15,814,576	$15,752,132	$15,714,676	$16,249,717	$15,235,566
Total assets	$20,256,539	$18,566,188	$18,419,437	$18,368,604	$18,273,419	$18,906,942	$17,792,014
Noninterest-bearing deposits	$3,436,709	$3,124,277	$3,143,081	$3,091,037	$3,162,643	$3,199,519	$3,145,646
Interest-bearing deposits	12,521,948	11,387,648	11,211,694	11,149,633	11,177,010	11,570,997	10,617,427
Total deposits	$15,958,657	$14,511,925	$14,354,775	$14,240,670	$14,339,653	$14,770,516	$13,763,073
Borrowings	$848,650	$823,346	$910,573	$1,001,337	$855,083	$895,359	$1,054,222
Shareholders' equity	$2,695,581	$2,575,203	$2,515,747	$2,457,785	$2,441,045	$2,561,769	$2,340,056

CREDIT QUALITY RATIOS
Allowance to ending loans	1.39%	1.38%	1.34%	1.33%	1.33%	1.39%	1.33%
Allowance to nonaccrual loans	183.18%	213.18%	206.08%	261.07%	237.66%	183.18%	237.66%
Nonaccrual loans to total loans	0.76%	0.65%	0.65%	0.51%	0.56%	0.76%	0.56%
Nonperforming assets to ending loans, plus OREO	0.76%	0.65%	0.65%	0.51%	0.56%	0.76%	0.56%
Nonperforming assets to total assets	0.48%	0.41%	0.41%	0.32%	0.36%	0.48%	0.36%
Classified assets to total assets	1.11%	1.18%	1.15%	1.16%	1.21%	1.11%	1.21%
Net charge-offs to average loans (annualized)	0.27%	0.18%	0.21%	0.36%	0.40%	0.25%	0.30%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) December 31, 2025 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2025	2024	% Change	2025	2024	% Change
Interest income
Loans and leases, including fees	$215,663	$207,508	3.9%	$819,151	$836,541	(2.1)%
Investment securities
Taxable	40,971	33,978	20.6%	148,036	124,936	18.5%
Tax-exempt	2,363	2,423	(2.5)%	8,995	10,835	(17.0)%
Total investment securities interest	43,334	36,401	19.0%	157,031	135,771	15.7%
Other earning assets	6,334	7,662	(17.3)%	25,722	29,783	(13.6)%
Total interest income	265,331	251,571	5.5%	1,001,904	1,002,095	0.0%

Interest expense
Deposits	78,861	85,441	(7.7)%	310,752	331,092	(6.1)%
Short-term borrowings	4,925	6,586	(25.2)%	24,842	38,856	(36.1)%
Long-term borrowings	7,550	5,145	46.7%	24,264	20,137	20.5%
Total interest expense	91,336	97,172	(6.0)%	359,858	390,085	(7.7)%
Net interest income	173,995	154,399	12.7%	642,046	612,010	4.9%
Provision for credit losses-loans and leases	9,688	9,705	(0.2)%	36,525	49,211	(25.8)%
Provision for credit losses-unfunded commitments	412	(273)	(250.9)%	1,142	(1,552)	(173.6)%
Net interest income after provision for credit losses	163,895	144,967	13.1%	604,379	564,351	7.1%

Noninterest income
Service charges on deposit accounts	8,308	7,632	8.9%	31,366	29,279	7.1%
Wealth management fees	9,288	7,962	16.7%	32,563	28,720	13.4%
Bankcard income	3,590	3,659	(1.9)%	14,226	14,399	(1.2)%
Client derivative fees	2,681	1,528	75.5%	7,802	4,701	66.0%
Foreign exchange income	22,696	16,794	35.1%	65,666	56,064	17.1%
Leasing business income	19,523	19,413	0.6%	80,020	67,641	18.3%
Net gains from sales of loans	7,041	4,634	51.9%	24,885	17,918	38.9%
Net gain (loss) on investment securities	(12,576)	144	N/M	(22,324)	(22,575)	(1.1)%
Other	4,216	8,088	(47.9)%	23,234	27,421	(15.3)%
Total noninterest income	64,767	69,854	(7.3)%	257,438	223,568	15.1%

Noninterest expenses
Salaries and employee benefits	85,123	80,314	6.0%	315,885	304,389	3.8%
Net occupancy	6,315	5,415	16.6%	24,182	23,050	4.9%
Furniture and equipment	3,940	3,476	13.3%	14,776	14,427	2.4%
Data processing	10,465	9,139	14.5%	37,835	35,178	7.6%
Marketing	3,056	2,204	38.7%	10,170	9,026	12.7%
Communication	825	767	7.6%	3,013	3,229	(6.7)%
Professional services	6,231	6,631	(6.0)%	14,833	14,087	5.3%
Amortization of tax credit investments	800	14,303	(94.4)%	1,135	14,397	(92.1)%
State intangible tax	1,679	(104)	N/M	5,604	2,524	122.0%
FDIC assessments	2,923	2,736	6.8%	11,204	11,209	0.0%
Intangible amortization	3,927	2,395	64.0%	11,003	9,487	16.0%
Leasing business expense	13,837	12,536	10.4%	53,705	44,317	21.2%
Other	10,410	8,095	28.6%	37,202	34,275	8.5%
Total noninterest expenses	149,531	147,907	1.1%	540,547	519,595	4.0%
Income before income taxes	79,131	66,914	18.3%	321,270	268,324	19.7%
Income tax expense	16,738	2,029	724.9%	65,665	39,494	66.3%
Net income	$62,393	$64,885	(3.8)%	$255,605	$228,830	11.7%

ADDITIONAL DATA
Net earnings per share - basic	$0.65	$0.69		$2.68	$2.42
Net earnings per share - diluted	$0.64	$0.68		$2.66	$2.40
Dividends declared per share	$0.25	$0.24		$0.98	$0.94

Return on average assets	1.22%	1.41%		1.35%	1.29%
Return on average shareholders' equity	9.18%	10.57%		9.98%	9.78%

Interest income	$265,331	$251,571	5.5%	$1,001,904	$1,002,095	0.0%
Tax equivalent adjustment	1,227	1,274	(3.7)%	4,934	5,589	(11.7)%
Interest income - tax equivalent	266,558	252,845	5.4%	1,006,838	1,007,684	(0.1)%
Interest expense	91,336	97,172	(6.0)%	359,858	390,085	(7.7)%
Net interest income - tax equivalent	$175,222	$155,673	12.6%	$646,980	$617,599	4.8%

Net interest margin	3.96%	3.91%		3.95%	4.02%
Net interest margin (fully tax equivalent) (1)	3.98%	3.94%		3.98%	4.05%

Full-time equivalent employees	2,164	2,064

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2025
	Fourth	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$215,663	$204,865	$201,460	$197,163	$819,151	5.3%
Investment securities
Taxable	40,971	36,421	36,243	34,401	148,036	12.5%
Tax-exempt	2,363	2,195	2,233	2,204	8,995	7.7%
Total investment securities interest	43,334	38,616	38,476	36,605	157,031	12.2%
Other earning assets	6,334	6,773	5,964	6,651	25,722	(6.5)%
Total interest income	265,331	250,254	245,900	240,419	1,001,904	6.0%

Interest expense
Deposits	78,861	77,766	75,484	78,641	310,752	1.4%
Short-term borrowings	4,925	5,979	6,393	7,545	24,842	(17.6)%
Long-term borrowings	7,550	6,023	5,754	4,937	24,264	25.4%
Total interest expense	91,336	89,768	87,631	91,123	359,858	1.7%
Net interest income	173,995	160,486	158,269	149,296	642,046	8.4%
Provision for credit losses-loans and leases	9,688	8,612	9,084	9,141	36,525	12.5%
Provision for credit losses-unfunded commitments	412	453	718	(441)	1,142	(9.1)%
Net interest income after provision for credit losses	163,895	151,421	148,467	140,596	604,379	8.2%

Noninterest income
Service charges on deposit accounts	8,308	7,829	7,766	7,463	31,366	6.1%
Wealth management fees	9,288	7,351	7,787	8,137	32,563	26.4%
Bankcard income	3,590	3,589	3,737	3,310	14,226	0.0%
Client derivative fees	2,681	1,876	1,674	1,571	7,802	42.9%
Foreign exchange income	22,696	16,666	13,760	12,544	65,666	36.2%
Leasing business income	19,523	20,997	20,797	18,703	80,020	(7.0)%
Net gains from sales of loans	7,041	6,835	6,687	4,322	24,885	3.0%
Net gain (loss) on investment securities	(12,576)	(42)	243	(9,949)	(22,324)	N/M
Other	4,216	8,424	5,612	4,982	23,234	(50.0)%
Total noninterest income	64,767	73,525	68,063	51,083	257,438	(11.9)%

Noninterest expenses
Salaries and employee benefits	85,123	80,607	74,917	75,238	315,885	5.6%
Net occupancy	6,315	6,003	5,845	6,019	24,182	5.2%
Furniture and equipment	3,940	3,582	3,441	3,813	14,776	10.0%
Data processing	10,465	9,591	9,020	8,759	37,835	9.1%
Marketing	3,056	2,359	2,737	2,018	10,170	29.5%
Communication	825	695	681	812	3,013	18.7%
Professional services	6,231	2,314	3,549	2,739	14,833	169.3%
Amortization of tax credit investments	800	112	111	112	1,135	614.3%
State intangible tax	1,679	1,531	1,517	877	5,604	9.7%
FDIC assessments	2,923	2,611	2,611	3,059	11,204	11.9%
Intangible amortization	3,927	2,359	2,358	2,359	11,003	66.5%
Leasing business expense	13,837	13,911	13,155	12,802	53,705	(0.5)%
Other	10,410	8,594	8,729	9,469	37,202	21.1%
Total noninterest expenses	149,531	134,269	128,671	128,076	540,547	11.4%
Income before income taxes	79,131	90,677	87,859	63,603	321,270	(12.7)%
Income tax expense	16,738	18,754	17,863	12,310	65,665	(10.7)%
Net income	$62,393	$71,923	$69,996	$51,293	$255,605	(13.3)%

ADDITIONAL DATA
Net earnings per share - basic	$0.65	$0.76	$0.74	$0.54	$2.68
Net earnings per share - diluted	$0.64	$0.75	$0.73	$0.54	$2.66
Dividends declared per share	$0.25	$0.25	$0.24	$0.24	$0.98

Return on average assets	1.22%	1.54%	1.52%	1.13%	1.35%
Return on average shareholders' equity	9.18%	11.08%	11.16%	8.46%	9.98%

Interest income	$265,331	$250,254	$245,900	$240,419	$1,001,904	6.0%
Tax equivalent adjustment	1,227	1,248	1,246	1,213	4,934	(1.7)%
Interest income - tax equivalent	266,558	251,502	247,146	241,632	1,006,838	6.0%
Interest expense	91,336	89,768	87,631	91,123	359,858	1.7%
Net interest income - tax equivalent	$175,222	$161,734	$159,515	$150,509	$646,980	8.3%

Net interest margin	3.96%	3.99%	4.01%	3.84%	3.95%
Net interest margin (fully tax equivalent) (1)	3.98%	4.02%	4.05%	3.88%	3.98%

Full-time equivalent employees	2,164	1,986	2,033	2,021

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2024
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$207,508	$215,433	$211,760	$201,840	$836,541
Investment securities
Taxable	33,978	32,367	30,295	28,296	124,936
Tax-exempt	2,423	2,616	2,704	3,092	10,835
Total investment securities interest	36,401	34,983	32,999	31,388	135,771
Other earning assets	7,662	6,703	7,960	7,458	29,783
Total interest income	251,571	257,119	252,719	240,686	1,002,095

Interest expense
Deposits	85,441	86,554	83,022	76,075	331,092
Short-term borrowings	6,586	9,932	11,395	10,943	38,856
Long-term borrowings	5,145	5,073	4,991	4,928	20,137
Total interest expense	97,172	101,559	99,408	91,946	390,085
Net interest income	154,399	155,560	153,311	148,740	612,010
Provision for credit losses-loans and leases	9,705	9,930	16,157	13,419	49,211
Provision for credit losses-unfunded commitments	(273)	694	286	(2,259)	(1,552)
Net interest income after provision for credit losses	144,967	144,936	136,868	137,580	564,351

Noninterest income
Service charges on deposit accounts	7,632	7,547	7,188	6,912	29,279
Wealth management fees	7,962	6,910	7,172	6,676	28,720
Bankcard income	3,659	3,698	3,900	3,142	14,399
Client derivative fees	1,528	1,160	763	1,250	4,701
Foreign exchange income	16,794	12,048	16,787	10,435	56,064
Leasing business income	19,413	16,811	16,828	14,589	67,641
Net gains from sales of loans	4,634	5,021	4,479	3,784	17,918
Net gain (loss) on investment securities	144	(17,468)	(64)	(5,187)	(22,575)
Other	8,088	9,974	4,448	4,911	27,421
Total noninterest income	69,854	45,701	61,501	46,512	223,568

Noninterest expenses
Salaries and employee benefits	80,314	74,813	75,225	74,037	304,389
Net occupancy	5,415	5,919	5,793	5,923	23,050
Furniture and equipment	3,476	3,617	3,646	3,688	14,427
Data processing	9,139	8,857	8,877	8,305	35,178
Marketing	2,204	2,255	2,605	1,962	9,026
Communication	767	851	816	795	3,229
Professional services	6,631	2,303	2,885	2,268	14,087
Amortization of tax credit investments	14,303	32	31	31	14,397
State intangible tax	(104)	876	875	877	2,524
FDIC assessments	2,736	3,036	2,657	2,780	11,209
Intangible amortization	2,395	2,395	2,396	2,301	9,487
Leasing business expense	12,536	11,899	10,128	9,754	44,317
Other	8,095	8,906	7,640	9,634	34,275
Total noninterest expenses	147,907	125,759	123,574	122,355	519,595
Income before income taxes	66,914	64,878	74,795	61,737	268,324
Income tax expense	2,029	12,427	13,990	11,048	39,494
Net income	$64,885	$52,451	$60,805	$50,689	$228,830

ADDITIONAL DATA
Net earnings per share - basic	$0.69	$0.56	$0.64	$0.54	$2.42
Net earnings per share - diluted	$0.68	$0.55	$0.64	$0.53	$2.40
Dividends declared per share	$0.24	$0.24	$0.23	$0.23	$0.94

Return on average assets	1.41%	1.17%	1.38%	1.18%	1.29%
Return on average shareholders' equity	10.57%	8.80%	10.72%	9.00%	9.78%

Interest income	$251,571	$257,119	$252,719	$240,686	$1,002,095
Tax equivalent adjustment	1,274	1,362	1,418	1,535	5,589
Interest income - tax equivalent	252,845	258,481	254,137	242,221	1,007,684
Interest expense	97,172	101,559	99,408	91,946	390,085
Net interest income - tax equivalent	$155,673	$156,922	$154,729	$150,275	$617,599

Net interest margin	3.91%	4.05%	4.06%	4.05%	4.02%
Net interest margin (fully tax equivalent) (1)	3.94%	4.08%	4.10%	4.10%	4.05%

Full-time equivalent employees	2,064	2,084	2,144	2,116

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2025	2025	2025	2025	2024	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$178,553	$174,659	$210,187	$190,610	$174,258	2.2%	2.5%
Interest-bearing deposits with other banks	597,338	565,080	570,173	633,349	730,228	5.7%	(18.2)%
Investment securities available-for-sale	3,971,932	3,422,595	3,386,562	3,260,981	3,183,776	16.1%	24.8%
Investment securities held-to-maturity	58,545	71,595	72,994	76,469	76,960	(18.2)%	(23.9)%
Other investments	129,564	117,120	122,322	120,826	114,598	10.6%	13.1%
Loans held for sale	16,953	21,466	26,504	17,927	13,181	(21.0)%	28.6%
Loans and leases
Commercial and industrial	4,632,241	3,838,630	3,927,771	3,832,350	3,815,858	20.7%	21.4%
Lease financing	638,527	596,734	587,176	573,608	598,045	7.0%	6.8%
Construction real estate	677,339	627,960	732,777	824,775	779,446	7.9%	(13.1)%
Commercial real estate	4,384,556	4,048,370	3,961,513	3,956,880	4,061,744	8.3%	7.9%
Residential real estate	1,832,184	1,494,464	1,492,688	1,479,704	1,462,284	22.6%	25.3%
Home equity	1,005,204	935,975	903,299	872,502	849,039	7.4%	18.4%
Installment	188,694	109,764	116,598	119,672	133,051	71.9%	41.8%
Credit card	65,325	62,654	64,374	64,639	62,311	4.3%	4.8%
Total loans	13,424,070	11,714,551	11,786,196	11,724,130	11,761,778	14.6%	14.1%
Less:
Allowance for credit losses	(186,487)	(161,916)	(158,522)	(155,482)	(156,791)	15.2%	18.9%
Net loans	13,237,583	11,552,635	11,627,674	11,568,648	11,604,987	14.6%	14.1%
Premises and equipment	204,760	198,251	197,741	197,968	197,965	3.3%	3.4%
Operating leases	214,003	214,667	217,100	213,648	209,119	(0.3)%	2.3%
Goodwill	1,099,524	1,007,656	1,007,656	1,007,656	1,007,656	9.1%	9.1%
Other intangibles	118,832	73,797	75,458	77,002	79,291	61.0%	49.9%
Accrued interest and other assets	1,301,792	1,134,985	1,119,884	1,089,983	1,178,242	14.7%	10.5%
Total Assets	$21,129,379	$18,554,506	$18,634,255	$18,455,067	$18,570,261	13.9%	13.8%

LIABILITIES
Deposits
Interest-bearing demand	$3,360,613	$2,983,132	$3,057,232	$3,004,601	$3,095,724	12.7%	8.6%
Savings	5,973,532	5,029,097	4,979,124	4,886,613	4,948,768	18.8%	20.7%
Time	3,622,227	3,293,707	3,201,711	3,144,440	3,152,265	10.0%	14.9%
Total interest-bearing deposits	12,956,372	11,305,936	11,238,067	11,035,654	11,196,757	14.6%	15.7%
Noninterest-bearing	3,465,470	3,127,512	3,131,926	3,161,302	3,132,381	10.8%	10.6%
Total deposits	16,421,842	14,433,448	14,369,993	14,196,956	14,329,138	13.8%	14.6%
FHLB short-term borrowings	675,000	550,000	680,000	735,000	625,000	22.7%	8.0%
Other	332	45,167	4,699	64,792	130,452	(99.3)%	(99.7)%
Total short-term borrowings	675,332	595,167	684,699	799,792	755,452	13.5%	(10.6)%
Long-term debt	514,052	221,823	344,955	345,878	347,509	131.7%	47.9%
Total borrowed funds	1,189,384	816,990	1,029,654	1,145,670	1,102,961	45.6%	7.8%
Accrued interest and other liabilities	748,937	672,213	676,453	611,206	700,121	11.4%	7.0%
Total Liabilities	18,360,163	15,922,651	16,076,100	15,953,832	16,132,220	15.3%	13.8%

SHAREHOLDERS' EQUITY
Common stock	1,647,618	1,641,315	1,638,796	1,637,041	1,642,055	0.4%	0.3%
Retained earnings	1,437,286	1,399,577	1,351,674	1,304,636	1,276,329	2.7%	12.6%
Accumulated other comprehensive income (loss)	(189,942)	(223,000)	(246,384)	(253,888)	(289,799)	(14.8)%	(34.5)%
Treasury stock, at cost	(125,746)	(186,037)	(185,931)	(186,554)	(190,544)	(32.4)%	(34.0)%
Total Shareholders' Equity	2,769,216	2,631,855	2,558,155	2,501,235	2,438,041	5.2%	13.6%
Total Liabilities and Shareholders' Equity	$21,129,379	$18,554,506	$18,634,255	$18,455,067	$18,570,261	13.9%	13.8%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	2025	2024
ASSETS
Cash and due from banks	$178,403	$165,210	$174,375	$164,734	$182,242	$170,703	$185,006
Interest-bearing deposits with other banks	647,347	610,074	542,815	615,812	654,251	604,115	572,763
Investment securities	3,988,846	3,552,014	3,478,921	3,411,593	3,372,539	3,609,272	3,229,577
Loans held for sale	32,425	26,366	25,026	10,212	17,284	23,576	14,967
Loans and leases
Commercial and industrial	4,310,399	3,890,886	3,881,001	3,787,207	3,727,549	3,968,597	3,677,979
Lease financing	617,518	592,510	581,091	585,119	587,110	594,144	532,212
Construction real estate	679,884	711,011	784,028	797,100	826,936	742,597	720,031
Commercial real estate	4,240,042	3,993,549	3,958,730	4,018,211	4,045,347	4,053,079	4,088,127
Residential real estate	1,717,439	1,489,942	1,485,479	1,475,703	1,442,799	1,542,660	1,385,351
Home equity	981,406	919,368	891,761	858,153	837,863	913,028	801,358
Installment	164,013	114,058	117,724	127,192	136,927	130,802	147,321
Credit card	69,141	68,375	68,000	65,830	66,071	67,847	65,880
Total loans	12,779,842	11,779,699	11,767,814	11,714,515	11,670,602	12,012,754	11,418,259
Less:
Allowance for credit losses	(179,275)	(162,417)	(158,170)	(158,206)	(161,477)	(164,569)	(153,126)
Net loans	12,600,567	11,617,282	11,609,644	11,556,309	11,509,125	11,848,185	11,265,133
Premises and equipment	202,956	199,167	198,407	198,998	197,664	199,891	198,278
Operating leases	211,091	217,404	212,684	205,181	202,110	211,622	173,432
Goodwill	1,069,781	1,007,656	1,007,656	1,007,656	1,007,658	1,023,315	1,007,363
Other intangibles	104,184	74,448	76,076	78,220	80,486	83,279	82,940
Accrued interest and other assets	1,220,939	1,096,567	1,093,833	1,119,889	1,050,060	1,132,984	1,062,555
Total Assets	$20,256,539	$18,566,188	$18,419,437	$18,368,604	$18,273,419	$18,906,942	$17,792,014

LIABILITIES
Deposits
Interest-bearing demand	$3,276,425	$3,036,296	$3,066,986	$3,090,526	$3,081,148	$3,117,845	$2,945,315
Savings	5,740,651	5,054,563	5,005,526	4,918,004	4,886,784	5,181,597	4,650,554
Time	3,504,872	3,296,789	3,139,182	3,141,103	3,209,078	3,271,555	3,021,558
Total interest-bearing deposits	12,521,948	11,387,648	11,211,694	11,149,633	11,177,010	11,570,997	10,617,427
Noninterest-bearing	3,436,709	3,124,277	3,143,081	3,091,037	3,162,643	3,199,519	3,145,646
Total deposits	15,958,657	14,511,925	14,354,775	14,240,670	14,339,653	14,770,516	13,763,073
Federal funds purchased and securities sold
under agreements to repurchase	2,283	12,434	4,780	2,055	2,282	5,408	4,522
FHLB short-term borrowings	444,511	497,092	532,198	553,667	415,652	506,541	588,987
Other	13,891	21,519	26,226	99,378	93,298	39,968	119,361
Total short-term borrowings	460,685	531,045	563,204	655,100	511,232	551,917	712,870
Long-term debt	387,965	292,301	347,369	346,237	343,851	343,442	341,352
Total borrowed funds	848,650	823,346	910,573	1,001,337	855,083	895,359	1,054,222
Accrued interest and other liabilities	753,651	655,714	638,342	668,812	637,638	679,298	634,663
Total Liabilities	17,560,958	15,990,985	15,903,690	15,910,819	15,832,374	16,345,173	15,451,958

SHAREHOLDERS' EQUITY
Common stock	1,644,923	1,639,986	1,637,782	1,641,016	1,640,280	1,640,935	1,637,343
Retained earnings	1,406,388	1,369,069	1,322,168	1,282,300	1,249,263	1,345,387	1,196,301
Accumulated other comprehensive loss	(209,767)	(247,746)	(257,873)	(275,068)	(257,792)	(247,435)	(301,167)
Treasury stock, at cost	(145,963)	(186,106)	(186,330)	(190,463)	(190,706)	(177,118)	(192,421)
Total Shareholders' Equity	2,695,581	2,575,203	2,515,747	2,457,785	2,441,045	2,561,769	2,340,056
Total Liabilities and Shareholders' Equity	$20,256,539	$18,566,188	$18,419,437	$18,368,604	$18,273,419	$18,906,942	$17,792,014

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	December 31, 2025			September 30, 2025			December 31, 2024			December 31, 2025		December 31, 2024
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,988,846	$43,334	4.31%	$3,552,014	$38,616	4.31%	$3,372,539	$36,401	4.28%	$3,609,272	4.35%	$3,229,577	4.20%
Interest-bearing deposits with other banks	647,347	6,334	3.88%	610,074	6,773	4.40%	654,251	7,662	4.65%	604,115	4.26%	572,763	5.20%
Gross loans (1)	12,812,267	215,663	6.68%	11,806,065	204,865	6.88%	11,687,886	207,508	7.04%	12,036,330	6.81%	11,433,226	7.32%
Total earning assets	17,448,460	265,331	6.03%	15,968,153	250,254	6.22%	15,714,676	251,571	6.35%	16,249,717	6.17%	15,235,566	6.58%

Nonearning assets
Allowance for credit losses	(179,275)			(162,417)			(161,477)			(164,569)		(153,126)
Cash and due from banks	178,403			165,210			182,242			170,703		185,006
Accrued interest and other assets	2,808,951			2,595,242			2,537,978			2,651,091		2,524,568
Total assets	$20,256,539			$18,566,188			$18,273,419			$18,906,942		$17,792,014

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,276,425	$13,818	1.67%	$3,036,296	$14,592	1.91%	$3,081,148	$15,092	1.94%	$3,117,845	1.85%	$2,945,315	2.07%
Savings	5,740,651	32,343	2.24%	5,054,563	30,854	2.42%	4,886,784	33,924	2.75%	5,181,597	2.38%	4,650,554	2.81%
Time	3,504,872	32,700	3.70%	3,296,789	32,320	3.89%	3,209,078	36,425	4.50%	3,271,555	3.96%	3,021,558	4.62%
Total interest-bearing deposits	12,521,948	78,861	2.50%	11,387,648	77,766	2.71%	11,177,010	85,441	3.03%	11,570,997	2.69%	10,617,427	3.12%
Borrowed funds
Short-term borrowings	460,685	4,925	4.24%	531,045	5,979	4.47%	511,232	6,586	5.11%	551,917	4.50%	712,870	5.45%
Long-term debt	387,965	7,550	7.72%	292,301	6,023	8.17%	343,851	5,145	5.94%	343,442	7.06%	341,352	5.90%
Total borrowed funds	848,650	12,475	5.83%	823,346	12,002	5.78%	855,083	11,731	5.44%	895,359	5.48%	1,054,222	5.60%
Total interest-bearing liabilities	13,370,598	91,336	2.71%	12,210,994	89,768	2.92%	12,032,093	97,172	3.20%	12,466,356	2.89%	11,671,649	3.34%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,436,709			3,124,277			3,162,643			3,199,519		3,145,646
Other liabilities	753,651			655,714			637,638			679,298		634,663
Shareholders' equity	2,695,581			2,575,203			2,441,045			2,561,769		2,340,056
Total liabilities & shareholders' equity	$20,256,539			$18,566,188			$18,273,419			$18,906,942		$17,792,014

Net interest income	$173,995			$160,486			$154,399			$642,046		$612,010
Net interest spread			3.32%			3.30%			3.15%		3.28%		3.24%
Net interest margin			3.96%			3.99%			3.91%		3.95%		4.02%

Tax equivalent adjustment			0.02%			0.03%			0.03%		0.03%		0.03%
Net interest margin (fully tax equivalent)			3.98%			4.02%			3.94%		3.98%		4.05%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(28)	$4,746	$4,718	$238	$6,695	$6,933	$4,740	$16,520	$21,260
Interest-bearing deposits with other banks	(804)	365	(439)	(1,260)	(68)	(1,328)	(5,396)	1,335	(4,061)
Gross loans (2)	(6,139)	16,937	10,798	(10,771)	18,926	8,155	(58,435)	41,045	(17,390)
Total earning assets	(6,971)	22,048	15,077	(11,793)	25,553	13,760	(59,091)	58,900	(191)

Interest-bearing liabilities
Total interest-bearing deposits	$(6,049)	$7,144	$1,095	$(15,050)	$8,470	$(6,580)	$(45,949)	$25,609	$(20,340)
Borrowed funds
Short-term borrowings	(302)	(752)	(1,054)	(1,121)	(540)	(1,661)	(6,769)	(7,245)	(14,014)
Long-term debt	(335)	1,862	1,527	1,547	858	2,405	3,979	148	4,127
Total borrowed funds	(637)	1,110	473	426	318	744	(2,790)	(7,097)	(9,887)
Total interest-bearing liabilities	(6,686)	8,254	1,568	(14,624)	8,788	(5,836)	(48,739)	18,512	(30,227)
Net interest income (1)	$(285)	$13,794	$13,509	$2,831	$16,765	$19,596	$(10,352)	$40,388	$30,036

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
	Three Months Ended,					Full Year,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	2025	2024
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$161,916	$158,522	$155,482	$156,791	$158,831	$156,791	$141,433
Initial allowance on purchased loans	23,652	0	0	0	0	23,652	0
Provision for credit losses	9,688	8,612	9,084	9,141	9,705	36,525	49,211
Gross charge-offs
Commercial and industrial	6,636	2,165	4,996	8,178	4,333	21,975	14,648
Lease financing	918	298	606	1,454	2,831	3,276	3,392
Construction real estate	0	245	0	0	0	245	0
Commercial real estate	433	3,105	0	0	5,051	3,538	10,633
Residential real estate	151	0	16	0	12	167	143
Home equity	95	92	100	86	210	373	447
Installment	1,197	1,194	1,120	1,321	1,680	4,832	7,460
Credit card	729	577	489	474	492	2,269	2,586
Total gross charge-offs	10,159	7,676	7,327	11,513	14,609	36,675	39,309
Recoveries
Commercial and industrial	264	202	290	195	1,779	951	2,611
Lease financing	201	291	11	29	17	532	88
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	5	1,138	70	24	19	1,237	219
Residential real estate	13	58	42	24	23	137	106
Home equity	117	94	74	144	222	429	660
Installment	682	609	716	563	499	2,570	1,284
Credit card	108	66	80	84	305	338	488
Total recoveries	1,390	2,458	1,283	1,063	2,864	6,194	5,456
Total net charge-offs	8,769	5,218	6,044	10,450	11,745	30,481	33,853
Ending allowance for credit losses	$186,487	$161,916	$158,522	$155,482	$156,791	$186,487	$156,791

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.59%	0.20%	0.49%	0.85%	0.27%	0.53%	0.33%
Lease financing	0.46%	0.00%	0.41%	0.99%	1.91%	0.46%	0.62%
Construction real estate	0.00%	0.14%	0.00%	0.00%	0.00%	0.03%	0.00%
Commercial real estate	0.04%	0.20%	(0.01)%	0.00%	0.49%	0.06%	0.25%
Residential real estate	0.03%	(0.02)%	(0.01)%	(0.01)%	0.00%	0.00%	0.00%
Home equity	(0.01)%	0.00%	0.01%	(0.03)%	(0.01)%	(0.01)%	(0.03)%
Installment	1.25%	2.03%	1.38%	2.42%	3.43%	1.73%	4.19%
Credit card	3.56%	2.97%	2.41%	2.40%	1.13%	2.85%	3.18%
Total net charge-offs	0.27%	0.18%	0.21%	0.36%	0.40%	0.25%	0.30%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$27,461	$23,832	$24,489	$7,649	$6,641	$27,461	$6,641
Lease financing	5,660	5,885	6,243	6,487	6,227	5,660	6,227
Construction real estate	1,120	1,120	1,365	0	0	1,120	0
Commercial real estate	45,590	24,443	23,905	25,736	32,303	45,590	32,303
Residential real estate	18,302	16,452	16,995	16,044	16,700	18,302	16,700
Home equity	2,927	3,567	3,226	2,920	3,418	2,927	3,418
Installment	748	652	701	719	684	748	684
Total nonaccrual loans	101,808	75,951	76,924	59,555	65,973	101,808	65,973
Other real estate owned (OREO)	184	111	204	213	64	184	64
Total nonperforming assets	101,992	76,062	77,128	59,768	66,037	101,992	66,037
Accruing loans past due 90 days or more	411	592	714	228	361	411	361
Total underperforming assets	$102,403	$76,654	$77,842	$59,996	$66,398	$102,403	$66,398
Total classified assets	$235,451	$218,794	$214,346	$213,351	$224,084	$235,451	$224,084

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	183.18%	213.18%	206.08%	261.07%	237.66%	183.18%	237.66%
Total ending loans	1.39%	1.38%	1.34%	1.33%	1.33%	1.39%	1.33%
Nonaccrual loans to total loans	0.76%	0.65%	0.65%	0.51%	0.56%	0.76%	0.56%
Nonperforming assets to
Ending loans, plus OREO	0.76%	0.65%	0.65%	0.51%	0.56%	0.76%	0.56%
Total assets	0.48%	0.41%	0.41%	0.32%	0.36%	0.48%	0.36%
Classified assets to total assets	1.11%	1.18%	1.15%	1.16%	1.21%	1.11%	1.21%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	2025	2024
PER COMMON SHARE
Market Price
High	$26.98	$26.79	$25.19	$29.04	$30.34	$29.04	$30.34
Low	$23.26	$23.55	$22.05	$24.25	$23.98	$22.05	$20.79
Close	$25.02	$25.25	$24.26	$24.98	$26.88	$25.02	$26.88

Average shares outstanding - basic	96,724,148	94,889,341	94,860,428	94,645,787	94,486,838	95,284,550	94,404,617
Average shares outstanding - diluted	97,593,800	95,753,798	95,741,696	95,524,262	95,487,564	96,157,964	95,405,719
Ending shares outstanding	98,521,726	95,757,250	95,760,617	95,730,353	95,494,840	98,521,726	95,494,840

Total shareholders' equity	$2,769,216	$2,631,855	$2,558,155	$2,501,235	$2,438,041	$2,769,216	$2,438,041

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,798,266	$1,828,843	$1,776,038	$1,724,134	$1,709,422	$1,798,266	$1,709,422
Common equity tier 1 capital ratio	11.32%	12.91%	12.57%	12.29%	12.16%	11.32%	12.16%
Tier 1 capital	$1,843,672	$1,874,191	$1,821,316	$1,769,357	$1,754,584	$1,843,672	$1,754,584
Tier 1 ratio	11.60%	13.23%	12.89%	12.61%	12.48%	11.60%	12.48%
Total capital	$2,457,377	$2,170,546	$2,116,180	$2,090,211	$2,057,877	$2,457,377	$2,057,877
Total capital ratio	15.46%	15.32%	14.98%	14.90%	14.64%	15.46%	14.64%
Total capital in excess of minimum requirement	$788,889	$683,018	$632,563	$617,347	$581,659	$788,889	$581,659
Total risk-weighted assets	$15,890,363	$14,166,935	$14,129,683	$14,027,274	$14,059,215	$15,890,363	$14,059,215
Leverage ratio	9.53%	10.50%	10.28%	10.01%	9.98%	9.53%	9.98%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	13.11%	14.18%	13.73%	13.55%	13.13%	13.11%	13.13%
Ending tangible shareholders' equity to ending tangible assets (1)	7.79%	8.87%	8.40%	8.16%	7.73%	7.79%	7.73%
Average shareholders' equity to average assets	13.31%	13.87%	13.66%	13.38%	13.36%	13.55%	13.15%
Average tangible shareholders' equity to average tangible assets (1)	7.97%	8.54%	8.26%	7.94%	7.87%	8.17%	7.48%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable